                                                                      Exhibit 24

                                POWER OF ATTORNEY

        Know by all these presents, that the undersigned hereby authorizes Tyler
H. Rose and Heidi R. Roth, each of them, to execute for and on behalf of the undersigned, all Forms 3, 4, and 5, and any amendments thereto, which he is required to file pursuant to Section 16(a) of the Securities Exchange Act of
1943 as an officer and director of Kilroy Realty, L.P. (the "Company") and cause any such form to be filed with the United States Securities and Exchange
Commission. The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities and
Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of, and transactions in, securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        In Witness Whereof, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August 2010.

                                        /s/ John B. Kilroy, Jr.
                                        ---------------------------------------
                                        John B. Kilroy, Jr.